Exhibit 99.1

BAUSCH & LOMB INCORPORATED

AND

CITIBANK, N.A.,

as Trustee

ELEVENTH SUPPLEMENTAL INDENTURE

Dated as of October 24, 2007

ELEVENTH SUPPLEMENTAL INDENTURE, dated as of October 24, 2007, between Bausch & Lomb Incorporated, a New York corporation (the “Company”) and Citibank, N.A., a national banking association, as trustee (the “Trustee”). Terms not defined herein shall have the meanings assigned to them in the Indenture and the Supplemental Indenture (each, as defined below).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee are parties to that certain Indenture, dated as of September 1, 1991 (the “Indenture”), as amended, including by (i) that certain Fifth Supplemental Indenture, dated as of August 4, 2003 (relating to the Company’s Floating Rate Convertible Senior Notes due 2023) (the “Fifth Supplemental Indenture”), and (ii) that certain Sixth Supplemental Indenture, dated as of December 20, 2004 (relating to the Company’s 2004 Senior Convertible Securities due 2023) (the “Sixth Supplemental Indenture”),

WHEREAS, the Company is party to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 16, 2007, by and among WP Prism Inc. (f/k/a WP Prism LLC), a Delaware corporation (“Parent”), WP Prism Merger Sub Inc., a New York corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company, pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”) and the holders of the Company’s common stock and Class B common stock shall receive $65.00 per share (the “Merger Consideration”);

WHEREAS, pursuant to Section 1.10(h)(iv) of the Fifth Supplemental Indenture in connection with the Merger, the Company and the Trustee are to enter into this Eleventh Supplemental Indenture to specify that, at the effective date of the Merger, each Senior Convertible Note shall be convertible only into cash in an amount equal to the product of (i) the Merger Consideration (as defined in the Merger Agreement) and (ii) the number of shares of Common Stock that the Holder of the Senior Convertible Note would have received if such Holder had converted such Senior Convertible Note into the number of shares of Common Stock issuable upon conversion of such Senior Convertible Note immediately prior to such effective date of the Merger;

WHEREAS, pursuant to Section 1.10(h)(iv) of the Sixth Supplemental Indenture in connection with the Merger, the Company and the Trustee are to enter into this Eleventh Supplemental Indenture to specify that, at the effective date of the Merger, each 2004 Senior Convertible Note shall be convertible only into cash in an amount equal to the product of (i) the Merger Consideration and (ii) the number of shares of Common Stock that the Holder of the 2004 Senior Convertible Note would have received if such Holder had converted such 2004 Senior Convertible Note into the number of shares of Common Stock issuable upon conversion of such 2004 Senior Convertible Note immediately prior to such effective date of the Merger, after giving effect to the adjustment in the number of shares of Common Stock issuable upon conversion provided in Section 1.10(g) of the Sixth Supplemental Indenture; and

WHEREAS, Section 901(9) of the Indenture provides that the Company and the Trustee may enter into supplemental indentures without the consent of any Holder to make provision with respect to matters arising under the Indenture that do not adversely affect the interests of the holders of Securities of any series in any material respect;

NOW, THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders, as follows:

ARTICLE I

EFFECT OF SPECIFIED BUSINESS TRANSACTION

SECTION 1.1. Conversion of Senior Convertible Notes. Pursuant to Section 1.10(h)(iv) of the Fifth Supplemental Indenture, at and after the effective date of the Merger, each Senior Convertible Note shall be convertible into cash in an amount equal to the product of (i) the Merger Consideration and (ii) the number of shares of Common Stock that the Holder of the Senior Convertible Note would have received if such Holder had converted such Senior Convertible Note into the number of shares of Common Stock issuable upon conversion of such Senior Convertible Note immediately prior to such effective date of the Merger.

SECTION 1.2. Conversion of 2004 Senior Convertible Notes. Pursuant to Section 1.10(h)(iv) of the Sixth Supplemental Indenture, at and after the effective date of the Merger, each 2004 Senior Convertible Note shall be convertible into cash in an amount equal to the product of (i) the Merger Consideration and (ii) the number of shares of Common Stock that the Holder of the 2004 Senior Convertible Note would have received if such Holder had converted such 2004 Senior Convertible Note into the number of shares of Common Stock issuable upon conversion of such 2004 Senior Convertible Note immediately prior to such effective date of the Merger, after giving effect to the adjustment in the number of shares of Common Stock issuable upon conversion provided in Section 1.10(g) of the Sixth Supplemental Indenture.

ARTICLE II

ACCEPTANCE OF SUPPLEMENTAL INDENTURE

SECTION 2.1. Trustee’s Acceptance. The Trustee hereby accepts this Eleventh Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

ARTICLE III

GENERAL PROVISIONS

SECTION 3.1. Effect of Supplemental Indenture. On the date hereof, the Indenture shall be supplemented and amended in accordance herewith, and this Eleventh Supplemental Indenture shall form a part of the Indenture for all purposes, and the Holder of every Security heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

SECTION 3.2. Indenture Remains in Full Force and Effect. Except as supplemented and amended hereby, all provisions in the Indenture shall remain in full force and effect.

SECTION 3.3. Headings. The headings of the Articles and Sections of this Eleventh Supplemental Indenture are inserted for convenience of reference and shall not be deemed to be a part thereof.

SECTION 3.4. Counterparts. This Eleventh Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 3.6. Confirmation and Preservation of Indenture. The Indenture as supplemented by this Eleventh Supplemental Indenture is in all respects confirmed and preserved.

SECTION 3.7. Conflict with Trust Indenture Act. If any provision of this Eleventh Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern any provision of this Eleventh Supplemental Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Eleventh Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply to the Indenture as so modified or to be excluded by this Eleventh Supplemental Indenture, as the case may be.

SECTION 3.8. Successors. All covenants and agreements in this Eleventh Supplemental Indenture by the Company shall be binding upon and accrue to the benefit of their respective successors. All covenants and agreements in this Eleventh Supplemental Indenture by the Trustee shall be binding upon and accrue to the benefit of its successors.

SECTION 3.9. Separability Clause. In case any provision in this Eleventh Supplemental Indenture shall be invalid, illegal or unenforceable, the validity,

legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.10. Certain Duties and Responsibilities of the Trustee. In entering into this Eleventh Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

SECTION 3.11. GOVERNING LAW. THIS ELEVENTH SUPPLEMENTAL INDENTURE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE).

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Supplemental Indenture to be duly executed, all as of the day and year first above written.

BAUSCH & LOMB INCORPORATED

By:	/s/ Efrain Rivera
Efrain Rivera
Senior Vice President and Chief
Financial Officer

CITIBANK, N.A.,
as Trustee

By:	/s/ John J. Byrnes
Name: John J. Byrnes
Title: Vice President